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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  October 20, 1998



                               WELLS FARGO & COMPANY
               (Exact name of registrant as specified in its charter)


          Delaware                      1-6214           No. 13-2553920
(State or other jurisdiction       (Commission File      (IRS Employer
     of incorporation)                  Number)        Identification No.)


               420 Montgomery Street, San Francisco, California 94163
                (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code:  1-800-411-4932


                                   Not applicable
           (Former name or former address, if changed since last report)


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Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99.1 is a Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1998.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               27    Financial Data Schedule

               99.1 Copy of the Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1998

               99.2 Wells Fargo and Company's consolidated statement of cash flows for the nine months ended
                     September 30, 1998





                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 20, 1998.



                                   WELLS FARGO & COMPANY



                                   By:  FRANK A. MOESLEIN
                                        ---------------------------------------
                                        Frank A. Moeslein
                                        Executive Vice President and Controller